UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

           Date of Report (Date of earliest reported): March 29, 2006

                            Woize International Ltd.
             (Exact name of registrant as specified in its charter)



           NEVADA                   333-106144                 98-0392022
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(State or other jurisdiction   (Commission File No.)       (IRS Employer ID)
     of incorporation)

                                   1 Kingsway
                                 London WC2B 6FX
                                  United Kingdom
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              (Address of principal executive offices and Zip Code)

                                 44 0 20 71016560
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              (Registrant's telephone number, including area code)


                                 WITH COPIES TO:
                               RICHARD FRIEDMAN ESQ.
                            MARCELLE S. BALCOMBE ESQ.
                       SICHENZIA ROSS FRIEDMAN FERENCE LLP
                             1065 AVENUE OF AMERICAS
                            NEW YORK, NEW YORK 10018
                      Tel:(212) 930-9700 Fax:(212) 930-9725



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

The Company is amending its Form 8-K filed on April 3, 2006, to include, in response to an SEC Comment Letter, a revised letter from its former accountants as Exhibit 16.1. The balance of the 8-K, as amended, remains unchanged.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS
ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 29, 2006, Woize International, Ltd. (the "Company") dismissed its independent registered public accounting firm, Moore & Associates, Chartered Accountants. On March 29, 2006, the Company engaged Nexia Audit Ltd (the "New Accountants") as its new independent registered public accounting firm. The Company's decision to engage Nexia Audit Ltd was approved by its Board of Directors on March 27, 2006.

Moore & Associates has not issued a report on the financial statements of the Company for each of the two most recent fiscal years.

During the Company's two most recent fiscal years and the subsequent interim period through the date of dismissal, there were no reportable events as the term is described in Item 304(a)(1)(iv) of Regulation S-B.

During the period from February 14, 2006, the date the Company engaged Moore & Associates, through the date of their dismissal, there were no disagreements with Moore & Associates on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Moore & Associates would have caused it to make reference to the subject matter of the disagreements.

The Company did not consult with Nexia Audit Ltd regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided by Nexia Audit Ltd that was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues.

The Company has requested that Moore & Associates furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The requested letter is attached as Exhibit 16.1 to this Form 8-K.



Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

      Exhibit
      Number                Description
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      16.1                  Letter from Former Accountant dated April 4, 2006


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 5, 2006

                                 Woize International Ltd.

                                 By:/s/ Anders Danker
                                 --------------------
                                 Anders Danker
                                 Chief Financial Officer




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